Notes to Schedule of Investments
June 30, 2020 (Unaudited)
Intrepid Capital Management Funds Trust

1. Summary of Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP").  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

   The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 - Quoted prices in active markets for identical securities.
• Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

   Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as "NASDAQ") are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

   Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

   Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

  Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest mean will be used.  When using the latest mean quotation, these contracts are classified as Level 2.

   Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

   Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

   Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' adviser pursuant to procedures established under the general supervision and responsibility of the Funds' Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of June 30, 2020, the Funds' assets and liabilities carried at fair value were classified as follows:

Description	Level 1	Level 2	Level 3	Total
Intrepid Capital Fund
Assets
Total Common Stocks*	$ 39,641,061	$ -	$ -	$ 39,641,061

Total Real Estate Investment Trusts (REITs)*	2,877,725	-	-	2,877,725

Total Convertible Bonds*	-	2,062,500	-	2,062,500

Total Corporate Bonds*	-	20,106,176	-	20,106,176

Money Market Fund*	3,766,992	-	-	3,766,992

Unrealized Appreciation on Forward Currency Contracts	-	132,927	-	132,927

Total Assets	$ 46,285,778	$ 22,301,603	$ -	$ 68,587,381

Liabilities
Unrealized Depreciation on Forward Currency Contracts	$ -	$ (144,513)	$ -	$ (144,513)
Total Liabilities	$ -	$ (144,513)	$ -	$ (144,513)

Intrepid Endurance Fund
	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$ 42,185,766	$ -	$ -	$ 42,185,766

Total Exchange Traded Fund*	2,726,521	-	-	2,726,521

Total Real Estate Investment Trust (REIT)*	1,414,754	-	-	1,414,754

Convertible Bond*	-	952,842	-	952,842

U.S. Treasury Bills*	-	8,744,028	-	8,744,028

Unrealized Appreciation on Forward Currency Contract	-	53,432	-	53,432

Total Assets	$ 46,327,041	$ 9,750,302	$ -	$ 56,077,343

Liabilities
Unrealized Depreciation on Forward Currency Contract	$ -	$ (7,517)	$ -	$ (7,517)
Total Liabilities	$ -	$ (7,517)	$ -	$ (7,517)

Intrepid Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Total Asset Backed Securities*	$ -	$ 3,239,678	$ -	$ 3,239,678

Total Bank Loan*	-	2,763,750	-	2,763,750

Total Convertible Bonds*	-	21,212,064	-	21,212,064

Total Corporate Bonds*	2,474,875	54,623,553	-	57,098,428

Total Put Option*	-	36,000	-	36,000

Money Market Fund*	3,315,043	-	-	3,315,043

Total Assets	$ 5,789,918	$ 81,875,045	$ -	$ 87,664,963

Intrepid Disciplined Value Fund
	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$ 17,173,540	$ -	$ -	$ 17,173,540

Total Exchange-Traded Fund*	731,944	-	-	731,944

Total Real Estate Investment Trusts (REITs)*	1,117,491	-	-	1,117,491

Total Convertible Bond*		349,936		349,936

Money Market Fund*	1,140,400	-	-	1,140,400

Total Assets	$ 20,163,375	$ 349,936	$ -	$ 20,513,311

The Funds did not hold any assets or liabilites that were measured at fair value using significant unobservable inputs (Level 3) as of June 30, 2020.